SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

__________________

DOVER CORPORATION

(Exact Name of Registrant as Specified in Charter)

__________________

STATE OF DELAWARE	1-4018	53-0257888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

(212) 922-1640

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2005, Dover Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended December 31, 2004 and its full year 2004.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed as part of this report:

Press release of Dover Corporation, dated January 25, 2005, is filed as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt

Joseph W. Schmidt, Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Dover Corporation, dated January 25, 2005